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                                      THE
                                    R. O. C.
                                  TAIWAN FUND
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                                Quarterly Report
                                 March 31, 1998

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Dear Stockholder:

The net asset value per share (NAV) of The R.O.C. Taiwan Fund gained 8.8% in the first quarter compared with an 11.0% rise in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar depreciated 0.6% against the U.S. dollar.

A rally in electronics stocks lifted the market in the first quarter after it got off to a bumpy start. The initial weakness came on worries in the first few weeks of January that a renewed outbreak of the financial problems plaguing the region since mid-1997 would spill over into Taiwan. These early concerns were soon overcome as investor attention focused on technology stocks in the belief that these companies would continue to enjoy strong earnings growth.

This rally was fed by record-high buying levels on the part of foreign institutional investors and reports by several electronics companies of better-than-expected 1997 results. In addition, after banks started raising interest rates in early February, the central bank eased credit and rates thereafter were scaled back.

The market weakened somewhat toward the end of the period. Warnings early in March of disappointing first quarter earnings by major U.S. technology companies Intel and Compaq sapped the strength of the rally in stocks of electronics firms, which rely on the U.S. for most of their revenue. Still, Taiwan's electronics and semiconductor stocks--which make up about a third of market capitalization--gained almost 35% for the whole quarter.

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Also worrying investors was the economic impact of the Asian financial turmoil.
As demand from Southeast Asia and Japan plunged and prices in many traditional industries ranging from toys to textiles dropped, Taiwan's exports in the first three months of the year fell 6% compared to the official forecast of a 2% increase. This first quarterly decline in exports in almost eight years was offset in part by solid economic performance in other areas. For one thing, investment appeared to be strong as indicated by the 33% increase in capital goods imports. Also, consumer spending received a boost from the buoyant stock market.

While the government forecast of 6.2% first quarter growth was most likely not achieved, the economy fared well under the circumstances. What's more, it may still reach a respectable level of about 6% growth the rest of the year--barring any further significant weakening in regional demand. And, despite earlier predictions of a pick-up in inflation resulting from the 16% currency depreciation last year, the consumer price index inched up less than 2% in the first quarter. The absence of any serious signs of inflationary pressure gives the central bank the power to provide a favorable investment climate by keeping interest rates low.

For much of the first quarter, the Fund was overweight in electronics and semiconductor stocks. The prospects for Taiwan's technology companies in the near-term future, however, are somewhat clouded by a couple of factors. First, the impact on Taiwan's electronics industry of the growing popularity of the sub-$1,000 PC is still unclear. In addition, several Taiwan semiconductor makers

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face possible punitive tariffs in the U.S. after an initial ruling under U.S.
"dumping" laws determined that their practices had hurt American manufacturers. As a result of these developments, we have adopted a more cautious approach to technology stocks going into the second quarter. Our underweighting of these stocks may be adjusted once the outlook for the industry becomes clearer. In the meantime, the Fund will seek to enhance performance with a focus on mid-cap stocks based on our expectation that liquidity will not be as ample as in the first quarter. In this market environment, such stocks should have more room to advance compared to blue chips.

We greatly appreciate your support and look forward to reviewing our market outlook and investment strategy with you in future reports.

                                         Respectfully submitted,

                                         /s/ Daniel Chiang

                                         Daniel Chiang
                                         President

May 6, 1998

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Portfolio Highlights
Three Months Ended March 31, 1998
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Key Statistics
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Change in N.A.V. ($9.58 to $10.42)                                         $0.84
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Total Net Assets                                                  $340.8 Million
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Security Classification
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                                                                        Value
Percent of Net Assets                                                   (000)
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Common Stocks                                     92.89%              $316,575
Short-term Investments                             7.72                 26,329
                                                 ------               --------
Total Investments                                100.61                342,904
Liabilities Less Other Assets                     (0.61)                (2,085)

Net Assets                                       100.00%              $340,819
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Ten Largest Holdings
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                                                                     Percent of
Company                                                              Net Assets
---------------------------------                                    ----------
Yulon Motor Co.                                                         5.47%
China Motor Corp.                                                       4.28
Taiwan Semiconductor Manufacturing Co.                                  3.78
Far Eastern Textile Ltd.                                                3.25
China Development Corp.                                                 3.23
Nan Ya Plastics Corp.                                                   3.07
Hung Sheng Construction Ltd.                                            2.86
Formosa Plastics Corp.                                                  2.82
Phoenixtec Power Co.                                                    2.46
Compal Electronics Inc.                                                 2.29

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Industry Diversification
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                                                                     Percent of
Ten Largest Sectors                                                  Net Assets
---------------------------------                                   ------------
Electronics                                                            19.65%
Semiconductors                                                         12.36
Automobile                                                              9.75
Banking                                                                 9.08
Other Financials                                                        6.60
Plastics                                                                6.19
Textiles                                                                6.16
Construction                                                            5.70
Electrical & Machinery                                                  5.51
Steel & Other Metals                                                    2.26

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THE R.O.C. TAIWAN FUND

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (886) 2-2713-7702
Fax:  886-2-2717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
  Officer, Trustee, and Fund Manager
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
  Member
Alfred F. Miossi, Trustee and Audit Committee
  Member
Li-Yin Kung, Trustee and Audit Committee
  Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
  Treasurer, and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent, Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 800-426-5523

U.S. Administrator:
Dewe Rogerson Inc
850 Third Avenue
New York, NY 10022
U.S.A.
Telephone:  (212) 688-6840

U.S. Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone:  (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.